               JOINT FILING INFORMATION

Reporting Person:	NEW YORK LIFE INSURANCE COMPANY

Address:	51 MADISON AVENUE
NEW YORK, NY 10010

Designated Filer:	NEW YORK LIFE INSURANCE COMPANY

Issuer and Symbol:	DYNAVOX INC. (DVOX)

Date of Event Requiring Statement:	2/26/2011

Signature:	/s/ William Y. Cheng, as Vice President of New York Life Insurance Company William Y. Cheng, as Vice President of New York Life Insurance Company

Reporting Person:	NEW YORK LIFE CAPITAL PARTNERS, L.P.

Address:	51 MADISON AVENUE
NEW YORK, NY 10010

Designated Filer:	NEW YORK LIFE INSURANCE COMPANY

Issuer and Symbol:	DYNAVOX INC. (DVOX)

Date of Event Requiring Statement:	2/26/2011

Signature:
/s/ Robert M. Barrack, as Chief Operating Officer of NYLCAP
Manager LLC, the investement manager of New York Life Capital Partners, L.P.
Robert M. Barrack, as Chief Operating Officer of NYLCAP Manager
LLC, the investment manager of New York Life Capital Partners, L.P.

Reporting Person:	NEW YORK LIFE CAPITAL PARTNERS, L.L.C.

Address:	51 MADISON AVENUE
NEW YORK, NY 10010

Designated Filer:	NEW YORK LIFE INSURANCE COMPANY

Issuer and Symbol:	DYNAVOX INC. (DVOX)

Date of Event Requiring Statement:	2/26/2011

Signature:	/s/ Robert M. Barrack, as Chief Operating Officer of New York Life Capital Partners, L.L.C. Robert M. Barrack, as Chief Operating Officer of New York Life Capital Partners, L.L.C.

Reporting Person:	NYLCAP MANAGER LLC

Address:	51 MADISON AVENUE
NEW YORK, NY 10010

Designated Filer:	NEW YORK LIFE INSURANCE COMPANY

Issuer and Symbol:	DYNAVOX INC. (DVOX)

Date of Event Requiring Statement:	2/26/2011

Signature:	/s/ Robert M. Barrack, as Chief Operating Officer of NYLCAP Manager LLC Robert M. Barrack, as Chief Operating Officer of NYLCAP Manager LLC

Reporting Person:	NEW YORK LIFE INVESTMENT MANAGEMENT HOLDINGS LLC

Address:	51 MADISON AVENUE
NEW YORK, NY 10010

Designated Filer:	NEW YORK LIFE INSURANCE COMPANY

Issuer and Symbol:	DYNAVOX INC. (DVOX)

Date of Event Requiring Statement:	2/26/2011

Signature:	/s/ Yie-Hsin Hung, as Senior Managing Director of New York Life Investment Management Holdings LLC Yie-Hsin Hung, as Senior Managing Director of New York Life Investment Management Holdings LLC

Reporting Person:	NEW YORK LIFE INVESTMENT MANAGEMENT MEZZANINE PARTNERS, LP

Address:	51 MADISON AVENUE
NEW YORK, NY 10010

Designated Filer:	NEW YORK LIFE INSURANCE COMPANY

Issuer and Symbol:	DYNAVOX INC. (DVOX)

Date of Event Requiring Statement:	2/26/2011

Signature:
/s/ Robert M. Barrack, as Chief Operating Officer
of NYLIM Mezzanine GenPar GP, LLC, the general partner of
NYLIM Mezzanine GenPar, LP, the general partner of
New York Life Investment Management Mezzanine Partners, LP
Robert M. Barrack, as Chief Operating Officer
of NYLIM Mezzanine GenPar GP, LLC, the general partner of
NYLIM Mezzanine GenPar, LP, the general partner of
New York Life Investment Management Mezzanine Partners, LP

Reporting Person:	NYLIM MEZZANINE PARTNERS PARALLEL FUND, LP

Address:	51 MADISON AVENUE
NEW YORK, NY 10010

Designated Filer:	NEW YORK LIFE INSURANCE COMPANY

Issuer and Symbol:	DYNAVOX INC. (DVOX)

Date of Event Requiring Statement:	2/26/2011

Signature:
/s/ Robert M. Barrack, as Chief Operating Officer of NYLIM Mezzanine
GenPar GP, LLC, the general partner of NYLIM Mezzanine GenPar, LP, the general partner of NYLIM Mezzanine Partners Parallel Fund, LP
Robert M. Barrack, as Chief Operating Officer of NYLIM Mezzanine
GenPar GP, LLC, the general partner of NYLIM Mezzanine GenPar, LP, the general partner of NYLIM Mezzanine Partners Parallel Fund, LP

Reporting Person:	NYLIM MEZZANINE GENPAR, LP

Address:	51 MADISON AVENUE
NEW YORK, NY 10010

Designated Filer:	NEW YORK LIFE INSURANCE COMPANY

Issuer and Symbol:	DYNAVOX INC. (DVOX)

Date of Event Requiring Statement:	2/26/2011

Signature:
/s/ Robert M. Barrack, as Chief Operating Officer of NYLIM Mezzanine
GenPar GP, LLC, the general partner of NYLIM Mezzanine GenPar, LP
Robert M. Barrack, as Chief Operating Officer of NYLIM Mezzanine
GenPar GP, LLC, the general Partner of NYLIM Mezzanine GenPar, LP

Reporting Person:	NYLIM MEZZANINE GENPAR GP, LLC

Address:	51 MADISON AVENUE
NEW YORK, NY 10010

Designated Filer:	NEW YORK LIFE INSURANCE COMPANY

Issuer and Symbol:	DYNAVOX INC. (DVOX)

Date of Event Requiring Statement:	2/26/2011

Signature:	/s/ Robert M. Barrack, as Chief Operating Officer of NYLIM Mezzanine GenPar GP, LLC Robert M. Barrack, as Chief Operating Officer of NYLIM Mezzanine GenPar GP, LLC